UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 28, 1999



                           JACK HENRY & ASSOCIATES, INC.
             (Exact name of Registrant as specified in its Charter)



               Delaware                     0-14112           43-1128385

   (State or Other Jurisdiction    (Commission File Number) (IRS Employer
      of Incorporation)                                  Identification No.)


                 663 Highway 60, P.O. Box 807, Monett, MO 65708
               (Address of principal executive offices)(zip code)


      Registrant's telephone number, including area code:   (417) 235-6652







ITEM 5.           OTHER EVENTS.

On September 8, 1999, through a wholly-owned subsidiary, Jack Henry & Associates, Inc. ( JKHY ), a Delaware corporation (the Company) acquired certain assets comprising BancTec Financial Systems (BFS) a unit of BancTec, Inc. (BancTec) for $50,000,000 in cash and the assumption of approximately $5,475,000 of liabilities, subject to possible post-closing adjustment. The acquisition was accounted for using the purchase method of accounting.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

Item 7 of the Company s Current Report on Form 8-K dated September 8, 1999, is hereby amended as set forth below. The exhibits referenced therein are not amended hereby.

As previously reported on a Current Report on Form 8-K dated September 8, 1999, the Company acquired certain assets of BancTec effective September 1, 1999 in exchange for $50,000,000 and the assumption of certain liabilities. As a result of the transaction, BFS became part of Open Systems Group (OSG), a wholly owned subsidiary of the Company.

      (a)   Audited financial statements of businesses acquired.

            Independent Auditors  Report

            Balance Sheet as of August 31, 1999

            Statement of Operations for the twelve months ended August 31, 1999

            Statement of Changes in Equity for the twelve months ended August 31, 1999

            Statement of Cash Flows for the twelve months ended August 31, 1999

            Notes to Financial Statements

      (b)   Pro Forma Unaudited Financial Information

            Consolidated Statement of Income, Year Ended June 30, 1999

            Consolidated Statement of Income, Three Months Ended September 30, 1999

      (c)   Exhibits

            Independent Auditors  Consent






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 28, 1999                   JACK HENRY & ASSOCIATES, INC.
                                                (Registrant)

                                          By: /S/ Michael E. Henry
                                              Michael E. Henry
                                              Chairman of the Board














               Index to Financial Statements of Business Acquired



Independent Auditors  Report                                                F-2
Audited Financial Statements:
      Balance Sheet as of August 31, 1999                                   F-3
      Statement of Operations for the twelve months ended August 31, 1999 F-4 Statement of Changes in Equity for the twelve months ended
          August 31, 1999                                                   F-5
      Statement of Cash Flows for the twelve months ended August 31, 1999   F-6
      Notes to Financial Statements                                         F-7


                              INDEPENDENT AUDITORS' REPORT




To the Board of Directors of
   Jack Henry & Associates, Inc.:


We have audited the accompanying balance sheet of BancTec Financial Systems, a unit of BancTec, Inc. (the Company ), as of August 31, 1999, and the related statements of operations, equity, and cash flows for the twelve months ended August 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BancTec Financial Systems at August 31, 1999, and the results of its operations and its cash flows for the twelve months ended August 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared from the separate records maintained by BancTec Financial Systems and may not necessarily be indicative of the conditions that would have existed or the results of operations if BancTec Financial Systems had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from BancTec, Inc. for items applicable to BancTec, Inc. as a whole.



/s/ DELOITTE & TOUCHE LLP




December 22, 1999
St. Louis, Missouri




                            BANCTEC FINANCIAL SYSTEMS
                                  BALANCE SHEET
                                 AUGUST 31, 1999
                                 (In Thousands)


ASSETS

Current Assets:
  Accounts Receivable, less allowance for
   doubtful accounts of $1,713                          $ 6,926
  Inventory, less reserve for obsolescence of $336          712
  Prepaid Expenses and Other                                309
  Deferred Income Taxes                                     919

   Total                                                $ 8,866

Property and Equipment, net                               2,127

Goodwill, net                                            19,266

Total Assets                                            $30,259

LIABILITIES AND EQUITY

Current Liabilities:
  Accounts Payable                                      $   512
  Accrued Expenses                                        1,926
  Deferred Revenues                                       3,684

    Total                                               $ 6,122

Deferred Income Taxes                                       919

    Total Liabilities                                     7,041

Equity                                                   23,218

    Total Liabilities and Equity                        $30,259



See notes to financial statements.

                                            BANCTEC FINANCIAL SYSTEMS
                                             STATEMENT OF OPERATIONS
                                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1999
                                                  (In Thousands)

REVENUE
 Software and installations                                          $ 9,147
 Maintenance and other services                                       20,338
 Hardware                                                             10,679
     Total                                                           $40,164

COST OF SALES
 Software and installations                                         $  7,602
 Maintenance and support                                              11,620
 Hardware                                                              8,160
     Total                                                           $27,382

GROSS PROFIT                                                         $12,782

OPERATING EXPENSES
  Product development                                                $ 2,875
  Selling                                                              6,170
  General and administrative                                           4,298
      Total                                                          $13,343


LOSS FROM OPERATIONS BEFORE INCOME TAXES                             $  (561)


PROVISION FOR INCOME TAXES                                                 -

NET LOSS                                                            $   (561)



See notes to financial statements.
















                                            BANCTEC FINANCIAL SYSTEMS
                                          STATEMENT OF CHANGE IN EQUITY
                                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1999
                                                  (In Thousands)



Balance, September 1, 1998                                      $28,130

Net Loss                                                           (561)

Distribution to BancTec, Inc, net                                (4,351)

Balance, August 31, 1999                                        $23,218




See notes to financial statements










                                            BANCTEC FINANCIAL SYSTEMS
                                             STATEMENT OF CASH FLOWS
                                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1999
                                                  (In Thousands)



CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                        $   (561)

Adjustments to reconcile net loss to cash flows
  from operating activities:
Depreciation                                                        1,393
Amortization                                                        1,548

Changes in:
  Accounts receivable                                               2,243
  Inventory                                                         1,378
  Prepaid expenses and other                                           60
  Accounts payable                                                   (447)
  Accrued expenses                                                   (357)
  Deferred revenues                                                   370

       Net Cash From Operating Activities                        $  5,627

CASH FLOWS FROM INVESTING ACTIVITIES
 Capital expenditures                                            $ (1,276)


CASH FLOWS FROM FINANCING ACTIVITIES

 Distribution to BancTec, Inc, net                                $ (4,351)


CHANGE IN CASH                                                           -

CASH, SEPTEMBER 1, 1998                                                  -

CASH, AUGUST 31, 1999                                              $     -





See notes to financial statements.






                                            BANCTEC FINANCIAL SYSTEMS
                                          NOTES TO FINANCIAL STATEMENTS
                                                  (IN THOUSANDS)

NOTE 1-SUMMARY OF ACCOUNTING POLICIES

Description of Business
BancTec Financial Systems ( BFS or the Company ), a unit of BancTec, Inc. (BancTec ), provides a broad range of products and services, including hardware, software and account processing capabilities at six data center operations to over 800 community banks throughout the United States and the Caribbean.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories
Inventories consist of finished goods acquired under reseller agreements and are valued at the lower of cost or market. Cost is determined using the first-in, first-out and weighted average methods. Valuation reserve has been recorded to adjust the net book value of inventory to the net realizable value for impairment or obsolescence of specific items.

Deferred Revenues
Certain of the Company s contracts permit the Company to bill the customer in advance of the time revenue is recognized. Deferred revenue represents billings in excess of revenue recognized. Revenue is recognized ratably over the contract period as the services are performed, which usually occurs within one year of billing.

Revenue Recognition
The Company s revenue recognition policies for its principal sources of revenue are:

         Equipment and software sales-Revenue from sales of established products is recognized upon shipment of completed product in conformity with certain provisions of AICPA Statement of Position ( SOP ) 97-2, Software Revenue Recognition. Revenue for new products is generally recognized at the time of acceptance by the customer. All customer contracts costs, including equipment and software, are charged to cost of sales at the time the related revenue is recognized.

         Maintenance-Revenue from maintenance contracts is recognized ratably over the term of the contract. The excess of annual maintenance revenue billed to the customers over revenue recognized to date is shown as deferred revenue.

         Data Centers-The Company owns and operates six service bureau facilities that provide check and data processing services. The
         Company enters into multi-year contracts with customers to provide such services. Revenue from the related contracts is recognized as services are provided.


                                             BANCTEC FINANCIAL SYSTEMS
                                          NOTES TO FINANCIAL STATEMENTS
                                                  (IN THOUSANDS)

PRODUCT DEVELOPMENT
Company sponsored software product development costs are expensed as incurred until technological feasibility has been established. Subsequent to that time, the software product development costs are capitalized in conformity with Statement of Financial Accounting Standards ( SFAS ) No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed. At August 31, 1999, there were no capitalized software costs recorded in other assets. Software costs are amortized on a straight-line basis over a three year period. The amount of software development costs amortized to expense for the twelve month period ended August 31, 1999 was $60.

Property and Equipment
Property and equipment is stated at cost and depreciated principally using the straight-line method over the estimated useful lives of the assets.

Intangible Assets
Intangible assets consist of excess purchase price over the fair value of net assets acquired in business acquisitions. The excess of cost over net assets of acquired businesses is amortized over 10 to 20 years.

The Company evaluates the recoverability of goodwill and other long-lived assets by measuring the carrying value of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

Comprehensive Income
The Company has adopted Statement of Financial Accounting Standards ( SFAS ) No. 130, Reporting Comprehensive Income, which established standards for the reporting and display of comprehensive income and its components. Comprehensive income (loss) for the twelve months ended August 31, 1999 equals the Company s net income (loss).

Business Segment Information
The Company adopted SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information, which establishes standards for the disclosure required related to segments of an enterprise.

The Company is a provider of financial data processing systems for financial institutions. In accordance with SFAS No. 131, the Company s operations are classified as one business segment. The financial performance and productivity of the Company is monitored as a single unit as all products and services relate to one line of business, providing comprehensive services for data processing to the financial institution industry. Revenue by type of product and service is presented on the face of the statement of operations.






                                            BANCTEC FINANCIAL SYSTEMS
                                          NOTES TO FINANCIAL STATEMENTS
                                                  (IN THOUSANDS)

Income Taxes
The operating results of the Company are included in the consolidated federal tax return of BancTec. The provision for income taxes was calculated using a stand-alone allocation method, that is, as if the Company filed on a separate return basis. Deferred tax liabilities and assets are recognized for the tax effects of differences between the financial statement and tax bases of assets and liabilities.

Recent Accounting Pronouncements
In March, 1998, Accounting Standards Executive Committee of the American Institute of Public Accountants issued SOP 98-4, Deferral of the Effective
Date of a Provision of SOP 97-2, Software Revenue Recognition , which deferred portions of SOP 97-2 for one year. Revenues for the twelve months ended August 31, 1999, from the sales of software, are recognized in accordance with the enacted portions of SOP 97-2 and the Company s management anticipates that the adoption of SOP 98-4 will not have a material impact on the Company s results of operations.


NOTE 2-PROPERTY AND EQUIPMENT
The classification of property and equipment is as follows:

Leasehold improvements                                   $      79
Computer equipment                                           5,378
Equipment and furniture                                      2,983
                                                         $   8,440
Less accumulated deprecia                                    6,313
                                                         $   2,127

NOTE 3-GOODWILL


Goodwill                                                  $  28,013
Less accumulated amortization                                 8,747
                                                          $  19,266


NOTE 4-ACCRUED EXPENSES
The detail of accrued expenses is as follows:


Salaries, wages and other compensation                    $   1,237
Accrued cost of services                                        302
Other                                                           387
                                                          $   1,926




                                            BANCTEC FINANCIAL SYSTEMS
                                          NOTES TO FINANCIAL STATEMENTS
                                                  (IN THOUSANDS)

NOTE 5-INCOME TAXES

The tax effects of temporary differences related to deferred taxes shown on the balance sheet were:

Gross deferred tax assets:
 Net operating loss carryforwards                         $     271
 Expense reserves (bad debts, inventory, insurance,
      vacation, etc.)                                           928
     Total gross deferred tax assets                          1,199
Deferred tax asset valuation allowance                         (280)
      Net deferred tax asset                                    919

Gross deferred tax liabilities:
  Excess tax depreciation                                 $     (58)
  Excess tax amortization                                      (861)
     Total gross deferred tax liability                        (919)

     Net deferred tax asset                               $       -


The valuation allowance was adjusted to $280. Given the Company s losses in the twelve months ended August 31, 1999, and in previous periods, it was determined that a full valuation allowance continued to be necessary as of August 31, 1999. The Company did not receive or pay income taxes during the twelve months ended August 31, 1999. Net operating loss carryforwards of $753 expire through the year 2014.


NOTE 6-INTERCOMPANY TRANSACTIONS
As a unit of BancTec, the Company receives administrative support from BancTec. This support includes billing and collecting of accounts receivable, accounts payable processing, payroll and fringe benefits administration and marketing support. As a result of this assistance, BancTec allocates a proportionate share of expenses to each of its participating business units and records the amounts in an intercompany account. The Statement of Operations of the Company includes the expenses allocated from BancTec in amounts that management believes are reasonable. The allocated amounts for the twelve months ended August 31, 1999, to Product Development, Selling and General and Administrative expenses were $1,237, $653, and $1,479, respectively. The intercompany balances are included as equity on the Balance Sheet and the Statement of Changes in Equity.










                                            BANCTEC FINANCIAL SYSTEMS
                                          NOTES TO FINANCIAL STATEMENTS
                                                  (IN THOUSANDS)


NOTE 7-INDUSTRY AND SUPPLIER CONCENTRATIONS
The Company sells its products to banks and financial institutions throughout the United States and generally does not require collateral. Reserves are maintained for potential credit losses.

In addition, the Company purchases most of its computer equipment (hardware) and related maintenance for resale in relation to installation of BFS software systems from a few suppliers. There are a limited number of hardware suppliers for these required materials.

NOTE 8-COMMITMENTS AND CONTINGENCIES
LEASES
The Company leases certain real estate facilities and equipment for various operations under non-cancelable operating leases expiring through year 2005. The Company s total rent expense for the twelve months ended August 31, 1999 was $750.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of August 31, 1999 in the aggregate are:



2000                                                  $  432
2001                                                     375
2002                                                     374
2003                                                     177
2004                                                     152
Thereafter                                                38
Total minimum future rent payments                    $1,548

Indebtedness
BancTec had incurred corporate indebtedness from a commercial lender under which BancTec granted a general lien on all domestic assets, which included those of the Company. Pursuant to the sale of the certain assets comprising the Company (see Note 10), BancTec negotiated with the lender to remove the lien from those specific assets associated with the Company.

NOTE 9-EMPLOYEE BENEFIT PLAN
The Company s employees are eligible to participate in the BancTec Employee s Savings Plan which allows all full-time and part-time U.S. employees to make contributions defined by Section 401(k) of the Internal Revenue Code. The cost of administering this plan and additional discretionary contributions are the expense of BancTec and included in the allocations to the Company, See Note 6.


NOTE 10 -SUBSEQUENT EVENT
On September 8, 1999, BancTec completed the sale of certain assets comprising the Company to Jack Henry & Associates, Inc ( JHA ) through its wholly owned subsidiary, Open Systems Group ( OSG ), for $50,000 in cash and the assumption of approximately $5,475 in liabilities, subject to possible post-closing adjustment (the Purchase Price ). The acquisition was completed pursuant to the Agreement for Purchase and Sale of Assets dated as of September 1, 1999 by and among BancTec, JHA and OSG.





(b) Pro Forma Unaudited Financial Information

                                  JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
                                            BANCTEC FINANCIAL SYSTEMS
                                           PROFORMA STATEMENT OF INCOME
                                         FOR THE YEAR ENDED JUNE 30, 1999
                                                   (Unaudited)
                                      (In Thousands, Except Per Share Data)

                                                                    BFS               JKHY           ProForma         Adjusted
       REVENUE                                                                                        Adjustments     ProForma
         Software and installation                              $ 9,147           $ 47,181                            $ 56,328
         Maintenance and other services                          20,338             69,065                              89,403
         Hardware                                                10,679             68,251                              78,930
           Total                                                $40,164           $184,497                            $224,661

       COST OF SALES
         Cost of services                                        19,222           $ 50,811                            $ 70,033
         Cost of hardware                                         8,160             48,644                              56,804
           Total                                                $27,382           $ 99,455                            $126,837

       GROSS PROFIT                                             $12,782           $ 85,042                            $ 97,824

       OPERATING EXPENSES
         Research and development                               $ 2,875           $  5,073                            $  7,948
         Selling                                                  6,170             13,638                               19,808
         General and administrative                               4,298             16,925                    (43)       21,180
           Total                                                $13,343           $ 35,636                            $  48,936

       LOSS FROM OPERATIONS                                     $  (561)          $ 49,406                            $  48,888

       OTHER EXPENSE:
         Interest income                                        $     -           $  1,571                            $   1,571
         Interest expense                                                                -               (1,625)         (1,625)
         Other expense                                                -                370                                  370
           Total                                                $     -           $  1,941                            $     316

       INCOME (LOSS) FROM OPERATIONS                            $  (561)          $ 51,347                            $  49,204

       PROVISION FOR INCOME TAXES                                                   18,821                  (788)        18,033

       INCOME (LOSS) FROM OPERATIONS                            $  (561)          $ 32,526                            $  31,171

       LOSS FROM DISCONTINUED OPERATIONS                              -                758                                  758

       Net income                                               $  (561)          $ 31,768                            $  30,413

       Diluted earnings per share:
       Income from continuing operations                                          $    1.54                           $    1.47
       Loss from discontinued operations                                                .04                                 .04
       Net income                                                                 $    1.50                           $    1.43

       Diluted weighted average shares outstanding                                   21,112                              21,112


       Basic earnings per share:
       Income from continuing operations                                          $    1.63                           $     1.55
       Loss from discontinued operations                                                .04                                  .04
       Net income                                                                 $    1.59                           $     1.51

       Basic weighted average shares outstanding                                     19,960                               19,960


                                  JACK HENRY & ASSOCIATES, INC. AND SUBSIDIARIES
                                            BANCTEC FINANCIAL SYSTEMS
                                           PROFORMA STATEMENT OF INCOME
                                      THREE MONTHS ENDED SEPTEMBER 30, 1999
                                                   (Unaudited)
                                      (In Thousands, Except Per Share Data)

                                                                    BFS               JKHY           ProForma         Adjusted
       REVENUE                                                                                        Adjustments     ProForma
         Software and installation                              $    416          $ 11,539                            $ 11,955
         Maintenance and other services                            3,016            20,188                              23,204
         Hardware                                                     65            10,638                              10,703
           Total                                                $  3,497          $ 42,365                            $ 45,862

       COST OF SALES
         Cost of services                                       $  3,141          $  14,757                           $ 17,898
         Cost of hardware                                              -              7,425                              7,425
           Total                                                $  3,141          $  22,182                           $ 25,323

       GROSS PROFIT                                             $    356          $  20,183                           $ 20,539

       OPERATING EXPENSES
         Research and development                                    432              1,659                              2,091
         Selling and marketing                                       925              3,334                              4,259
         General and administrative                                  396              3,638                     (8)      4,026
           Total                                                $  1,752           $  8,631                           $ 10,375

       LOSS FROM OPERATIONS                                     $ (1,397)          $ 11,552                           $ 10,163

       OTHER EXPENSE:
         Interest income                                                           $    344                           $    344
         Interest expense                                                               (94)                (271)         (365)
         Other expense                                          $     (4)             1,330                              1,326
           Total                                                $     (4)         $   1,580                           $  1,305

       INCOME (LOSS) FROM OPERATIONS                            $ (1,401)         $  13,132                           $ 11,468

       PROVISION FOR INCOME TAXES                                                     4,330                 (549)        3,781

       INCOME (LOSS) FROM OPERATIONS                            $ (1,401)         $   8,802                           $  7,687

       LOSS FROM DISCONTINUED OPERATIONS                               -                332                                332

       Net income                                               $ (1,401)         $   8,470                           $  7,355

       Diluted earnings per share:
       Income from continuing operations                                          $     .42                           $    .36
       Loss from discontinued operations                                                .02                                .02
       Net income                                                                 $     .40                           $    .34

       Diluted weighted average shares outstanding                                   20,799                             20,799


       Basic earnings per share:
       Income from continuing operations                                          $     .44                           $    .40
       Loss from discontinued operations                                                .02                                .02
       Net income                                                                 $     .42                           $    .38

       Basic weighted average shares outstanding                                     20,119                             20,119




                                JACK HENRY &ASSOCIATES, INC. AND SUBSIDIARIES
                                          BANCTEC FINANCIAL SYSTEMS
                            NOTES TO UNAUDITED PROFORMA FINANCIAL INFORMATION

DESCRIPTION OF THE COMPANY

Jack Henry & Associates, Inc. ( JKHY ) is a computer software company which has developed several banking software systems. The Company s revenues are predominantly earned by marketing those systems to financial institutions nationwide along with the computer (hardware) and by providing the conversion and software customization services necessary for a financial institution to install JKHY software systems. JKHY also provides continuing support and maintenance services to customers using the system. JKHY also processes ATM transactions for financial institutions in the U.S.

BancTec Financial Systems ( BFS ), provides a broad range of products and services, including hardware, software and account processing capabilities at six data center operations to over 800 community banks throughout the United States and the Caribbean.

OTHER SIGNIFICANT ACCOUNTING POLICIES
The Accounting polices followed by JKHY are set forth in Note 1 to the Companys consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1999.

The accounting policies followed by BFS are set forth in the audited financial statements as part of this Form 8-K filing, under Item 7, part (a).

PROFORMA ADJUSTMENTS
The ProForma Statement of Income for the year ended June 30, 1999, includes the Statement of Income for JKHY for the fiscal year ended June 30, 1999, as reported in its Annual Report on Form 10-K, and the audited Statement of Operations for BFS for the twelve months ended August 31, 1999. The ProForma Statement of Income for the three months ended September 30, 1999, includes the Statement of Income for JKHY for the quarter ended September 30, 1999, as reported in its quarterly report on Form 10-Q, (includes the operations of BFS for the month ended September 30, 1999), and the operations of BFS for the two months ended August 31, 1999. Adjustment include amortization expense for the acquired goodwill of BFS, offset by the reduction of goodwill amortized for prior acquisitions of BFS not included in the acquired balance sheet. Interest expense has been adjusted to reflect the debt incurred at an assumed interest rate as if the acquisition had occurred as of the beginning of the earliest period reported. Income taxes have been adjusted to reflect the effective tax rate as if the acquisition had occurred as of the beginning of the earliest period reported.






(c)      Exhibits


INDEPENDENT AUDITORS  CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-65231, 33-65251, 33-69299 and 33-16989 of Jack Henry & Associates, Inc., on
Form S-8, of our report dated December 22, 1999, related to the financial statements of BancTec Financial Systems, a unit of BancTec, Inc., as of and for the twelve months ended August 31, 1999, appearing in the Current Report on Form 8K/A of Jack Henry & Associates, Inc., dated December 28, 1999.



Deloitte & Touche LLP
St. Louis, Missouri


December 28, 1999